Exhibit 99.1

Pegasystems Announces Financial Results for Third Quarter and Nine Months of 2015

Achieved Strong License and Cloud Revenue Growth While Increasing Backlog by 14% over Q3 2014

CAMBRIDGE, Mass. – October 27, 2015 – Pegasystems Inc. (NASDAQ: PEGA), the software company empowering the world’s leading enterprises with strategic business applications, today announced results for its third quarter and nine months ended September 30, 2015.

“We are very pleased with our strong performance this quarter and through the first nine months of 2015,” said Alan Trefler, Founder and CEO of Pegasystems. “Once again, we exceeded our revenue goals while building backlog during what is often our most challenging quarter. Our strategy to reach a broader target base is bearing fruit, and we are seeing an increase in the number and size of deals from new logos, while continuing to expand our business with existing clients.”

SELECTED GAAP & NON-GAAP RESULTS (1)

	Three Months Ended September 30,
($ in thousands except per share amounts)	2015	2015	2014	2014	% Increase
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Total Revenue	$162,403	$162,403	$137,631	$138,307	18%	17%
License Revenue	$58,948	$58,948	$48,292	$48,814	22%	21%
Cloud Revenue	$8,244	$8,244	$4,561	$4,620	81%	78%
Net Income	$6,325	$13,247	$1,882	$8,368	236%	58%
Diluted Earnings per share	$0.08	$0.17	$0.02	$0.11	300%	55%

	Nine Months Ended September 30,
($ in thousands except per share amounts)	2015	2015	2014	2014	% Increase
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Total Revenue	$478,340	$478,340	$421,080	$424,398	14%	13%
License Revenue	$180,420	$180,420	$154,918	$156,483	16%	15%
Cloud Revenue	$21,700	$21,700	$12,146	$12,802	79%	70%
Net Income	$15,364	$34,378	$13,151	$32,063	17%	7%
Diluted Earnings per share	$0.19	$0.44	$0.17	$0.41	12%	7%

(1)	See a reconciliation of our GAAP to Non-GAAP measures contained in the financial schedules at the end of this release.

Cash: Total cash, cash equivalents, and marketable securities at September 30, 2015 was $224 million, up 6% from 2014 year-end.

Cash generated from operations for the nine months of 2015 was $55 million. Free Cash Flow, which we define as operating cash flow less Cap Ex, was $45 million for the nine months of 2015.

License and Cloud Backlog: The Company computes license and cloud backlog by adding billed deferred license and cloud revenue and off-balance sheet license and cloud commitments, which is business that is contracted, unbilled, and not recorded on the Company’s balance sheet.

License and Cloud Backlog (1)

	September 30,
($ in thousands)	2015	2014	% Change
Total billed deferred license and cloud revenue	55,370	68,561	(19%)
Total off-balance sheet license and cloud commitments (2)	324,340	265,309	22%
TOTAL LICENSE AND CLOUD BACKLOG	379,710	333,870	14%

(1)	See historical quarterly license backlog amounts including cloud in a separate schedule at the end of this release.
(2)	See the “Future Cash Receipts from License and Cloud Arrangements” table on page 23 of the Quarterly Report on Form 10-Q for the period ending September 30, 2015.

“Our results to date demonstrate continued strong execution toward our financial goals and evidence of transaction in the market across our product offerings,” said Rafe Brown, Pegasystems CFO. “While the mix of deal types in a given quarter will significantly influence our results for that period, our growth in License and Cloud revenue, along with continued strength of our total backlog, indicates that our investments in sales, marketing, and product are paying off. We are thus continuing our investments in these areas and even accelerating some of our 2016 investments as a reflection of our confidence in the long-term prospects for the company.”

Quarterly Conference Call

Pegasystems will host a conference call and audio-only Webcast associated with this announcement at 5:00 p.m. EDT today. A live audio webcast of the conference call, together with detailed financial information, can be accessed through the Company’s Website at www.pega.com/about/investors. Dial-in information is as follows: 1-877-407-3982 (domestic) or 1-201-493-6780 (international). To listen to the Webcast, log onto www.pega.com at least five minutes prior to the event’s broadcast and click on the Webcast icon in the Investors section. A replay of the call will also be available on www.pega.com by clicking the Earnings Calls link in the Investors section.

Discussion of Non-GAAP Financial Measures

To supplement financial results presented in accordance with Generally Accepted Accounting Principles in the U.S. (“GAAP”), the Company provides non-GAAP measures, including in this release. Pegasystems’ management utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, for making operating decisions, and for forecasting and planning for future periods. The Company’s annual financial plan is prepared both on a GAAP and non-GAAP basis, and both are approved by our board of directors. In addition and as a consequence of the importance of these measures in managing the business, the Company uses non-GAAP measures and financial performance results in the evaluation process to establish management’s compensation.

The non-GAAP measures exclude the effects of certain business combination accounting entries, stock-based compensation expense, amortization of acquired intangibles, acquisition-related and restructuring expenses, and the benefit associated with favorable settlements of certain indemnification claims and indirect tax liabilities. The Company believes that these non-GAAP measures are helpful in understanding its past financial performance and its anticipated future results. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. A reconciliation of the Company’s GAAP to non-GAAP measures is included in the financial schedules at the end of this release.

Forward-Looking Statements

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this press release may be construed as “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “estimate,” “may,” “target,” “strategy,” “is intended to,” “project,” “guidance” and similar expressions, among others, identify forward-looking statements, which speak only as of the date the statement was made. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause the Company’s actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties include, among others, variation in demand for our products and services and the difficulty in predicting the completion of product acceptance and other factors affecting the timing of our license revenue recognition; the ongoing consolidation in the financial services, insurance, healthcare, and communications markets; reliance on third party relationships; the potential loss of vendor specific objective evidence for our time and materials professional services arrangements; the inherent risks associated with international operations and the continued weakness in international economies; foreign currency exchange rates; the financial impact of the Company’s past acquisitions and any future acquisitions; and management of the Company’s growth. Further information regarding these and other factors which could cause the Company’s actual results to differ materially from any forward-looking statements contained in this press release is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and other recent filings with the Securities and Exchange Commission. These documents are available on the Company’s website at http://www.pega.com/about/investors. The forward-looking statements contained in this press release represent the Company’s views as of October 27, 2015. Investors are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved. Although subsequent events may cause the Company’s view to change, except as required by applicable law, the Company does not undertake and specifically disclaims any obligation to publicly update or revise these forward-looking statements whether as the result of new information, future events or otherwise. The statements should therefore not be relied upon as representing the Company’s view as of any date subsequent to October 27, 2015.

About Pegasystems

Pegasystems (NASDAQ: PEGA) develops strategic applications for marketing, sales, service, and operations. Pega’s applications streamline critical business operations, connect enterprises to their customers seamlessly in real-time across channels, and adapt to meet rapidly changing requirements. Pega’s Global 2000 customers include many of the world’s most sophisticated and successful enterprises. Pega’s applications, available in the cloud or on-premises, are built on its unified Pega 7 platform, which uses visual tools to easily extend and change applications to meet clients’ strategic business needs. Pega’s clients report that Pega gives them the fastest time to value, extremely rapid deployment, efficient re-use and global scale. For more information, please visit us at www.pega.com.

Press Contacts:

Lisa Pintchman

Pegasystems Inc.

lisa.pintchman@pega.com

(617) 866-6022

Twitter: @pega

Investor Contact:

Sheila Ennis

ICR for Pegasystems

PegaInvestorRelations@pega.com

617-866-6077

All trademarks are the property of their respective owners.

Pegasystems Inc.

Unaudited Condensed Consolidated Statements of Operations

($ in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Revenue:
Software license	$58,948	$48,292	$180,420	$154,918
Maintenance	52,285	47,281	150,366	137,555
Services	51,170	42,058	147,554	128,607

Total revenue	162,403	137,631	478,340	421,080

Cost of revenue:
Software license	1,000	1,076	3,106	3,832
Maintenance	5,644	5,385	16,300	15,093
Services	48,797	39,921	140,875	120,061

Total cost of revenue (1)	55,441	46,382	160,281	138,986

Gross profit	106,962	91,249	318,059	282,094

Operating expenses:
Selling and marketing	53,640	48,623	169,764	150,772
Research and development	33,032	28,558	94,248	80,490
General and administrative	9,579	8,825	26,138	28,377
Acquisition-related	—	54	39	417
Restructuring	—	192	—	192

Total operating expenses (1)	96,251	86,252	290,189	260,248

Income from operations	10,711	4,997	27,870	21,846
Foreign currency transaction loss	(412)	(2,845)	(4,342)	(2,527)
Interest income, net	278	181	807	468
Other (expense) income, net	(331)	19	(328)	(507)

Income before provision for income taxes	10,246	2,352	24,007	19,280
Provision for income taxes	3,921	470	8,643	6,129

Net income	$6,325	$1,882	$15,364	$13,151

Earnings per share :
Basic	$0.08	$0.02	$0.20	$0.17

Diluted	$0.08	$0.02	$0.19	$0.17

Weighted-average number of common shares outstanding:
Basic	76,543	76,351	76,521	76,312
Diluted	79,174	78,653	78,906	78,531

Dividends declared per share	$0.03	$0.03	$0.09	$0.075

(1) Includes stock-based compensation as follows:

Cost of revenue	$2,285	$1,418	$6,519	$3,816
Operating expenses	$5,806	$3,850	$16,486	$9,905

PEGASYSTEMS INC.

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in thousands, except per share amounts)

							% Increase
	Three Months Ended September 30,						(Decrease)
	2015		2015	2014		2014
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP	GAAP		Non-GAAP
TOTAL REVENUE	$162,403	$—	$162,403	$137,631	$676	$138,307	18%		17%
Software license	58,948	—	58,948	48,292	522	48,814	22%		21%
Maintenance	52,285	—	52,285	47,281	95	47,376	11%		10%
Services	51,170	—	51,170	42,058	59	42,117	22%		21%

TOTAL COST OF REVENUE	$55,441	$(3,636)	$51,805	$46,382	$(2,800)	$43,582	20%		19%
Amortization of intangible assets (2)	1,351	(1,351)	—	1,382	(1,382)	—
Stock-based compensation	2,285	(2,285)	—	1,418	(1,418)	—

GROSS MARGIN %	66%		68%	66%		68%	(44	) bp	(39	) bp

TOTAL OPERATING EXPENSES (3)	$96,251	$(7,434)	$88,817	$86,252	$(6,171)	$80,081	12%		11%
Amortization of intangible assets (2)	1,628	(1,628)	—	2,075	(2,075)	—
Stock-based compensation	5,806	(5,806)	—	3,850	(3,850)	—
Acquisition-related	—	—	—	54	(54)	—
Restructuring	—	—	—	192	(192)	—

INCOME FROM OPERATIONS	$10,711	$11,070	$21,781	$4,997	$9,647	$14,644	114%		49%

OPERATING MARGIN %	7%		13%	4%		11%	296	bp	282	bp

INCOME TAX EFFECTS (4)	$3,921	$4,148	$8,069	$470	$3,161	$3,631	734%		122%

NET INCOME	$6,325	$6,922	$13,247	$1,882	$6,486	$8,368	236%		58%

DILUTED EARNINGS PER SHARE	$0.08	$0.09	$0.17	$0.02	$0.09	$0.11	300%		55%

DILUTED WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING	79,174	—	79,174	78,653	—	78,653	1%		1%

PEGASYSTEMS INC.

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in thousands, except per share amounts)

	Nine Months Ended September 30,						% Increase (Decrease)
	2015		2015	2014		2014
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP	GAAP		Non-GAAP
TOTAL REVENUE	$478,340	$—	$478,340	$421,080	$3,318	$424,398	14%		13%
Software license	180,420	—	180,420	154,918	1,565	156,483	16%		15%
Maintenance	150,366	—	150,366	137,555	470	138,025	9%		9%
Services	147,554	—	147,554	128,607	1,283	129,890	15%		14%

TOTAL COST OF REVENUE	$160,281	$(10,485)	$149,796	$138,986	$(8,482)	$130,504	15%		15%
Amortization of intangible assets (2)	4,041	(4,041)	—	4,666	(4,666)	—
Stock-based compensation	6,519	(6,519)	—	3,816	(3,816)	—
Indemnification claim and indirect tax settlements	(75)	75	—	—	—	—

GROSS MARGIN %	66%		69%	67%		69%	(50	) bp	(57	) bp

TOTAL OPERATING EXPENSES (3)	$290,189	$(17,865)	$272,324	$260,248	$(16,485)	$243,763	12%		12%
Amortization of intangible assets (2)	5,195	(5,195)	—	5,971	(5,971)	—
Stock-based compensation	16,486	(16,486)	—	9,905	(9,905)	—
Indemnification claim and indirect tax settlements	(3,855)	3,855	—	—	—	—
Acquisition-related	39	(39)	—	417	(417)	—
Restructuring	—	—	—	192	(192)	—

INCOME FROM OPERATIONS	$27,870	$28,350	$56,220	$21,846	$28,285	$50,131	28%		12%

OPERATING MARGIN %	6%		12%	5%		12%	64	bp	(6	) bp

INCOME TAX EFFECTS (4)	$8,643	$9,336	$17,979	$6,129	$9,373	$15,502	41%		16%

NET INCOME	$15,364	$19,014	$34,378	$13,151	$18,912	$32,063	17%		7%

DILUTED EARNINGS PER SHARE	$0.19	$0.25	$0.44	$0.17	$0.24	$0.41	12%		7%

DILUTED WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING	78,906	—	78,906	78,531	—	78,531	0%		0%

PEGASYSTEMS INC.

FOOTNOTES FOR RECONCILIATION OF

SELECTED GAAP MEASURES TO NON-GAAP MEASURES

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures see disclosure under Discussion of Non-GAAP Financial Measures included earlier in this release and below. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

Revenue: Business combination accounting rules require that we determine the fair value of the deferred revenue liability for contractual obligations assumed primarily from our acquisition of Antenna Software, Inc. and its subsidiaries (“Antenna”) in October 2013. In post-acquisition reporting periods, we recognize revenue for the fair value of these contracts, when all the revenue recognition criteria are satisfied, instead of the revenue that would have been recognized by Antenna as an independent company. We add back the effect of the deferred revenue fair value adjustment in non-GAAP revenue to reflect the full amount of these revenues to provide a more complete comparison of the revenue guidance to peer companies. No adjustments were made to revenue for the nine months of 2015.

Amortization of intangible assets: We have excluded the amortization expense of intangible assets from our non-GAAP operating expenses and net earnings measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

Stock-based compensation expense: We have excluded stock-based compensation expense from our non-GAAP operating expenses and net earnings measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expense.

Acquisition-related and restructuring expenses: We have excluded the effect of acquisition-related and restructuring expenses from our non-GAAP operating expenses and net earnings measures. We incurred direct and incremental expenses associated with the Antenna and 2014 acquisitions. These acquisition-related expenses were primarily professional fees to affect the acquisitions. We have also incurred restructuring expenses related to the integration of the Antenna acquisition, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Restructuring expenses consist primarily of lease exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses.

Indemnification claim and indirect tax settlements: We reached an agreement with the former shareholders of Antenna to release a portion of the funds held in escrow as security for their indemnification obligations to us in settlement of the outstanding indemnification claims. The settlement resulted in a benefit to cost of revenue and operating expenses in the first quarter of 2015. In addition, we favorably settled indirect tax liabilities related to the Antenna acquisition, which resulted in a benefit to operating expenses in the first quarter of 2015. We believe the benefit associated with the settlements of the Antenna indemnification claims and indirect tax liabilities is not representative of our ongoing business, and we have excluded the effects of these items from our non-GAAP operating results and net earnings measures.

(2)	Estimated future annual amortization expense related to intangible assets as of September 30, 2015 is as follows:

(in thousands)
Remainder of 2015	$2,972
2016	11,520
2017	9,822
2018	8,822
2019 and thereafter	3,276

Total intangible assets subject to amortization	$36,412

(3)	Below is a reconciliation of non-GAAP operating expenses:

	Three Months Ended September 30,
	2015		2015	2014		2014
(in thousands)	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Selling and marketing	$53,640	$(3,942)	$49,698	$48,623	$(2,927)	$45,696
Amortization of intangible assets	1,537	(1,537)	—	1,501	(1,501)	—
Stock-based compensation	2,405	(2,405)	—	1,426	(1,426)	—
Research and development	$33,032	$(2,047)	$30,985	$28,558	$(1,452)	$27,106
Stock-based compensation	2,047	(2,047)	—	1,452	(1,452)	—
General and administrative	$9,579	$(1,445)	$8,134	$8,825	$(1,546)	$7,279
Amortization of intangible assets	91	(91)	—	574	(574)	—
Stock-based compensation	1,354	(1,354)	—	972	(972)	—
Acquisition-related	$—	$—	$—	$54	$(54)	$—
Restructuring	$—	$—	$—	$192	$(192)	$—
TOTAL OPERATING EXPENSES	$96,251	$(7,434)	$88,817	$86,252	$(6,171)	$80,081

	Nine Months Ended September 30,
	2015		2015	2014		2014
(in thousands)	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Selling and marketing	$169,764	$(10,878)	$158,886	$150,772	$(8,358)	$142,414
Amortization of intangible assets	4,602	(4,602)	—	4,496	(4,496)	—
Stock-based compensation	6,283	(6,283)	—	3,862	(3,862)	—
Indemnification claim and indirect tax settlements	(7)	7	—	—	—	—
Research and development	$94,248	$(5,738)	$88,510	$80,490	$(3,201)	$77,289
Stock-based compensation	6,178	(6,178)	—	3,201	(3,201)	—
Indemnification claim and indirect tax settlements	(440)	440	—	—	—	—
General and administrative	$26,138	$(1,210)	$24,928	$28,377	$(4,317)	$24,060
Amortization of intangible assets	593	(593)	—	1,475	(1,475)	—
Stock-based compensation	4,025	(4,025)	—	2,842	(2,842)	—
Indemnification claim and indirect tax settlements	(3,408)	3,408	—	—	—	—
Acquisition-related	$39	$(39)	$—	$417	$(417)	$—
Restructuring	$—	$—	$—	$192	$(192)	$—
TOTAL OPERATING EXPENSES	$290,189	$(17,865)	$272,324	$260,248	$(16,485)	$243,763

(4)	The GAAP income tax effects were calculated using an effective tax rate of 38.3% and 20.0% for the third quarter of 2015 and 2014, respectively. The non-GAAP income tax effects were calculated using an effective non-GAAP tax rate of 37.9% and 30.3% for the third quarter of 2015 and 2014, respectively.

The GAAP income tax effects were calculated using an effective tax rate of 36.0% and 31.8% for the nine months of 2015 and 2014, respectively. The non-GAAP income tax effects were calculated using an effective non-GAAP tax rate of 34.3% and 32.6% for the nine months of 2015 and 2014, respectively.

The differences between our GAAP and non-GAAP effective tax rates in the third quarter and nine months of 2015 primarily relate to the favorable impact of stock-based compensation expense adjustments on non-GAAP effective tax rates.

Pegasystems Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	As of September 30, 2015	As of December 31, 2014
Current Assets:
Cash and cash equivalents	$97,278	$114,585
Marketable securities	126,738	96,631

Total cash, cash equivalents, and marketable securities	224,016	211,216
Trade accounts receivable, net	129,252	154,844
Deferred income taxes	12,903	12,974
Income taxes receivable	14,688	4,502
Other current assets	12,310	9,544

Total current assets	393,169	393,080
Property and equipment, net	31,830	30,156
Long-term deferred income taxes	71,998	69,258
Long-term other assets	3,715	2,783
Intangible assets, net	36,412	45,664
Goodwill	46,816	46,860

Total assets	$583,940	$587,801

Current liabilities:
Accounts payable	$7,617	$4,752
Accrued expenses	39,049	42,958
Accrued compensation and related expenses	43,386	47,250
Deferred revenue	134,075	134,672

Total current liabilities	224,127	229,632
Income taxes payable	24,562	24,896
Long-term deferred revenue	13,857	20,859
Other long-term liabilities	16,348	17,709

Total liabilities	278,894	293,096
Stockholders’ equity:	305,046	294,705

Total liabilities and stockholders’ equity	$583,940	$587,801

Pegasystems Inc.

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2015	2014
Operating activities:
Net income	$15,364	$13,151
Adjustments to reconcile net income to cash provided by operating activities:
Excess tax benefits from equity awards and deferred income taxes	(7,550)	(5,599)
Depreciation, amortization, foreign currency transaction loss, and other non-cash items	23,041	20,633
Stock-based compensation expense	23,005	13,721
Change in operating assets and liabilities, net	1,068	56,361

Cash provided by operating activities	54,928	98,267

Cash used in investing activities	(42,736)	(22,485)

Cash used in financing activities	(25,662)	(17,403)

Effect of exchange rates on cash and cash equivalents	(3,837)	(2,065)

Net (decrease) increase in cash and cash equivalents	(17,307)	56,314
Cash and cash equivalents, beginning of period	114,585	80,231

Cash and cash equivalents, end of period	$97,278	$136,545

Pegasystems Inc.

Historical License and Cloud Backlog

(in thousands)

	2015	2015	2015	2014	2014	2014	2014	2013	2013
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3
Total billed deferred license and cloud revenue	55,370	61,339	79,639	63,048	68,561	54,938	62,741	64,267	34,644

Total off-balance sheet license and cloud commitments	324,340	330,043	294,412	301,409	265,309	298,658	270,243	283,099	248,403

TOTAL LICENSE AND CLOUD BACKLOG	$379,710	$391,382	$374,051	$364,457	$333,870	$353,596	$332,984	$347,366	$283,047